PROSPECTUS SUPPLEMENT                                 EXHIBIT 99.1
(To Prospectus dated February 17, 2006)               REGISTRATION NO. 333-44286


                            [HOLDRS EUROPE 2001 logo]



                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

         The share amounts specified in the table in the "Highlights of Europe 2001 HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                    Primary U.S.
                                                          Share       Trading
                    Name of Company            Ticker    Amounts       Market
     ----------------------------------------  ------  -----------  ------------
     AEGON, N.V.                                 AEG       5.2          NYSE
     Alcatel*                                    ALA        3           NYSE
     Amdocs Limited                              DOX        3           NYSE
     ARM Holdings plc*                          ARMHY       8          NASDAQ
     ASM International N.V.                     ASMI       13          NASDAQ
     ASML Holding N.V.                          ASML        7          NASDAQ
     AstraZeneca PLC.*                           AZN        4           NYSE
     AXA*                                        AXA        6           NYSE
     Bookham Inc.                               BKHM       1.2         NASDAQ
     BP p.l.c.*                                  BP         4           NYSE
     Business Objects S.A.*                     BOBJ       4.5         NASDAQ
     DaimlerChrysler AG                          DCX        4           NYSE
     Deutsche Telekom AG*                        DT         5           NYSE
     Diageo p.l.c.*                              DEO        5           NYSE
     Elan Corporation, p.l.c.*                   ELN        4           NYSE
     Ericsson LM Telephone Company*             ERICY      1.6         NASDAQ
     GlaxoSmithKline p.l.c.*                     GSK        6           NYSE
     Infineon Technologies AG*                   IFX        5           NYSE
     ING Group N.V.*                             ING        4           NYSE
     IONA Technologies p.l.c.*                  IONA        3          NASDAQ
     Koninklijke Philips Electronics N.V.        PHG        5           NYSE
     Millicom International Cellular S.A.*      MICC        8          NASDAQ
     Nokia Corp.*                                NOK        5           NYSE
     Novartis AG*                                NVS        5           NYSE
     Qiagen N.V.                                QGEN        6          NASDAQ
     Repsol YPF, S.A.*                           REP       11           NYSE
     Ryanair Holdings p.l.c.*                   RYAAY       8          NASDAQ
     Sanofi-Aventis SA*                          SNY     4.6956         NYSE
     SAP AG*                                     SAP        4           NYSE
     Scottish Power p.l.c.*                      SPI        7           NYSE
     Serono S.A.*                                SRA        9           NYSE
     Shire p.l.c.*                              SHPGY       4          NASDAQ
     Skillsoft p.l.c.*                          SKIL        6          NASDAQ
     STMicroelectronics N.V.                     STM        4           NYSE

                                                   (continued on following page)


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                                                                    Primary U.S.
                                                          Share       Trading
                    Name of Company            Ticker    Amounts       Market
     ----------------------------------------  ------  -----------  ------------
     Telefonica S.A.*                            TEF   4.555843218      NYSE
     Total S.A.*                                 TOT        3           NYSE
     UBS AG                                      UBS        3           NYSE
     Unilever N.V.                               UN         3           NYSE
     Vivendi Universal*                           V         3           NYSE
     Vodafone Group p.l.c.*                      VOD        6           NYSE
     New WPP Group p.l.c.*                      WPPGY       3          NASDAQ

   ---------------------------
     * The securities of these non-U.S. companies trade in the United States as American Depository Receipts. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is March 31, 2006.